EXHIBIT 10.6

          BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                   401(k) PROFIT SHARING PLAN

     As Amended and Restated Effective as of January 1, 2000
      (with certain other effective dates as noted herein)


























                            June 2000

          BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                   401(k) PROFIT SHARING PLAN

                        TABLE OF CONTENTS
                        -----------------


DEFINITIONS:...................................................3
-----------
ARTICLE I PARTICIPATION........................................7

ARTICLE II PARTICIPANT DEFERRAL CONTRIBUTIONS..................9

ARTICLE III EMPLOYER MATCHING CONTRIBUTIONS...................12

ARTICLE IV PROFIT SHARING CONTRIBUTIONS.......................15

ARTICLE V ROLLOVER CONTRIBUTIONS; DIRECT TRANSFERS............16

ARTICLE VI CONTRIBUTION LIMITATIONS...........................19

ARTICLE VII INVESTMENT OF FUNDS...............................21

ARTICLE VIII VESTING OF INTEREST..............................27

ARTICLE IX PAYMENTS FROM ACCOUNTS.............................30

ARTICLE X LOANS...............................................36

ARTICLE XI ADMINISTRATION.....................................38

ARTICLE XII TRUSTEE...........................................39

ARTICLE XIII TERMINATION AND AMENDMENT........................40

ARTICLE XIV MISCELLANEOUS.....................................41

ARTICLE XV TOP HEAVY PROVISIONS...............................42

          BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                   401(k) PROFIT SHARING PLAN

     As Amended and Restated Effective as of January 1, 2000
      (with certain other effective dates as noted herein)


     The Burlington Coat Factory Warehouse Corporation Employees' Profit Sharing

Plan was originally established by the Board of Directors, effective November 1,

1983, for the exclusive benefit of eligible employees of the Company and their beneficiaries.  The Plan, as renamed, has been amended and restated,

          (i) effective as of July 1, 1989 (with certain later effective dates), to comply with the provisions of the Tax Reform Act of 1986 as well as certain other legislative and regulatory changes;

          (ii) effective as of September 1, 1995, to incorporate a cash or deferred arrangement qualifying under Code section 401(k);

          (iii) effective as of June 29, 1997, (A) to implement certain changes required by the Small Business Job Protection Act of 1996, (B) to make certain minor changes to conform to current administrative practice, (C) effective as of December 1, 1997, to add the Stock Fund as an additional Investment Fund available to Participants, and (D) effective as of January 1, 1998 to change the Plan Year to the calendar year; and

          (iv) effective as of January 1, 1999 (A) to provide for a 90-days of service requirement for eligibility under the salary deferral feature of the Plan, (B) to provide that the amount, if any, of the Employer matching contribution for any Plan Year is made at the sole discretion of the Company,
(C) to provide that forfeitures of Participants' Company Accounts will be applied towards future Employer matching contributions, (D) to make certain minor changes to conform to current administrative practice, (E) to implement, as of various effective dates, certain additional changes required by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 and the Internal Revenue Service Restructuring and Reform Act of 1998, and (F) effective as of January 1, 1998, to increase the amount which may be cashed out without a Participant's consent to $5,000.

     Since the statutory effective dates with respect to the Plan of certain changes required by the Small Business Job Protection Act of 1996 and the

Taxpayer Relief Act of 1997 precede, it is the intent of the Committee that certain provisions of the Plan which have been amended pursuant to the amendment and restatement of the Plan, effective as of January 1, 1999, be retroactively applied as of dates preceding January 1, 1999.  Accordingly, the following sections of the Plan, as amended and restated, effective as of January 1, 1999,

of the Plan, are retroactively amended as follows:


          (a) Sections 2.4, 3.2, 3.3 and 9.11 are effective as of January 1, 1997; and

          (b) the provisions of Sections 9.5 and 9.7 concerning the cash-out of a Participant's benefit without the consent of the Participant are effective as of January 1, 1998.

     The purpose of this amendment and restatement of the Plan, effective as of

January 1, 2000 (with certain other effective dates as noted herein), is:

          (i) to amend the Employer Matching Contributions provisions to conform with the safe harbor provisions of Code section 401(k)(12),

          (ii) effective January 1, 2001, to provide for a one Year of Service requirement for eligibility to make deferral contributions, and

          (iii) effective January 1, 2001, to provide that forfeitures of a Participant's Profit Sharing Account and Prior Plan Account shall be applied toward future Employer matching contributions under Section 3.1 in such manner as determined by the Committee.

     Except as otherwise expressly provided, the provisions of the Plan, as set forth in this document and as may be amended from time to time, establish the rights and obligations with respect to Participants on and after the Effective Date. Rights and obligations under the Plan with respect to any Employee who terminated employment with the Employer for any reason prior to the Effective Date shall be determined in accordance with the provisions of the Plan as in effect on the date of such termination.

                                    -2-

Definitions:
-----------

          The following words and phrases shall have the meanings provided

below, except as otherwise required by the context.   As used in the Plan, the

masculine pronoun shall be deemed to include the feminine, and the singular number, the plural, unless a different meaning is clearly indicated by the context.

          "Accounts" means the Profit Sharing Account, Company Account, Deferral Account, Rollover Account, Transfer Account and Prior Plan Account, as applicable, maintained for a Participant or inactive Participant (as defined in Section 1.4).

          "Affiliate" means the Company and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Company, or any trade or business (whether or not incorporated) which is under common control (within the meaning of Code section 414(c)) with the Company.

          "Allocation Date" means the date as soon as practicable after each Valuation Date on which income, gains and profits are credited to, and losses and expenses are debited from, a Participant's Prior Plan Account.

          "Board of Directors" means the Board of Directors of the Company.

          "Break in Service" means a Plan Year during which a Participant fails to complete at least 501 Hours of Service. For purposes of determining whether a Break in Service has occurred, a Participant who is absent from employment because of a Leave of Absence, pregnancy, the birth of the Participant's child, the placement of a child with the Participant for adoption, or the need to care for such child during the period immediately following such birth or placement shall be given credit for each Hour of Service which otherwise would normally have been credited to such Participant but for such absence. If the Committee is unable to determine the number of such hours, eight Hours of Service shall be credited per day of absence. No more than 501 Hours of Service shall be credited to a Participant under this paragraph because of such Leave of Absence, pregnancy or placement. Hours of Service shall not be credited to a Participant under this paragraph unless such Participant furnishes to the Committee such timely information as the Committee may require to establish that the absence from employment is for reasons described above and to establish the number of days for which there was such an absence. Hours of Service credited under this paragraph shall be credited only for the Plan Year in which the absence begins, if the Participant would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following Plan Year.

          "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations and rulings promulgated thereunder.


                                    -3-

          "Committee" means the committee appointed by the Board of Directors pursuant to Section 11.1.

          "Company" means Burlington Coat Factory Warehouse Corporation, or any successor entity.

          "Company Account" means the separate account maintained for a Participant to which Employer matching contributions and related earnings are credited under ARTICLE III. The Committee shall establish separate subaccounts to reflect the portion of a Participant's Company Account which is attributable to Employer matching contributions made for Plan Years commencing before January 1, 2000 and for Plan Years commencing after December 31, 1999.

          "Compensation" means the total annual wages and salary (not in excess of $170,000, as may be adjusted by the Secretary of the Treasury from time to time) of an Employee from the Employer, but excluding other contributions to this Plan or contributions to other employee benefit plans of the Employer.

          "Deferral Account" means the separate account maintained for a Participant to which a Participant's deferral contributions and related earnings are credited under ARTICLE II.

          "Effective Date" means January 1, 2000, the effective date of this amendment and restatement of the Plan.

          "Eligible Employee" means each Employee who meets the eligibility requirements for Plan participation under ARTICLE I. Notwithstanding the foregoing, for purposes of Sections 2.4 and 2.5, an Eligible Employee includes an Employee whose eligibility to make contributions to the Plan has been suspended because of a hardship withdrawal pursuant to Section 9.9.

          "Employee" means an individual in the regular employment of the Employer, but excluding a non-resident alien with no U.S. - source income, and an employee covered by a collective bargaining unit whose retirement benefits were the subject of good faith bargaining between the Employer and the employee's representative representing such unit unless otherwise agreed upon between such representative and Employer. The term "Employee" shall also not include any person who performs services for an Employer under an agreement or arrangement (which may be written, oral and/or evidenced by the Employer's payroll practice) with the individual or with another organization that provides the services of the individual to the Employer, pursuant to which the person is treated as an independent contractor or is otherwise treated as an employee of an entity other than the Employer, irrespective of whether the individual is treated as an employee of the Employer under common law employment principles or pursuant to the provisions of Code section 414(m), 414(n) or 414(o).

          "Employer" means the Company or a Participating Affiliate.


                                    -4-

          "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations and rulings promulgated thereunder.

          "Highly Compensated Employee" means (a) any Employee who is a 5% owner (as defined in Code section 416(i)(1)) at any time during the current year or the immediately preceding year, or (b) during the year immediately preceding the current year, had compensation (as defined in Code section 414(q)(4)) from the Employer in excess of $80,000 (as adjusted pursuant to Code section 415(d), except that the base period for determining any such adjustment shall be the calendar quarter ending September 30, 1996). Notwithstanding the foregoing, at the election of the Company, the determination of Highly Compensated Employees pursuant to (b) above, shall be limited to those Employees who are in the "top paid group" (as defined in Code section 414(q)(3)) for such preceding year.

          "Hour of Service" means each hour for which an Employee either is directly or indirectly paid, or entitled to payment by the Employer or an Affiliate. The number of Hours of Service, and the period to which such hours shall be credited, will be determined in accordance with Department of Labor regulations section 2530.200b-2. An hour for which an Employee is paid at an overtime or premium rate shall be included only as a single hour. An Employee with respect to whom the Employer or an Affiliate does not maintain records reflecting the number of hours for which he is paid shall be credited with 45 Hours of Service for each week or part thereof he is paid or entitled to be paid by the Employer or an Affiliate.

          "Investment Funds" means each of the investment funds as may be authorized by the Committee from time to time for the investment of Plan assets.

          "Key Employee" means an individual described in Code section
     416(i)(1).

          "Leave of Absence" means a period of absence from employment because
     (i) an Employer grants an Employee a leave of absence for a specified period of time (not to exceed two years) and such leaves are granted on a nondiscriminatory basis; (ii) an Employee is on active military duty; or
     (iii) the Employee is temporarily laid off by an Employer. Notwithstanding anything contained in the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

          "Normal Retirement Age" means the later of (i) the date a Participant attains age 65 or (ii) the fifth anniversary of the date the Participant commenced participation in the Plan.

          "Participant" means an Eligible Employee participating in the Plan in accordance with ARTICLE I.


                                    -5-

          "Participating Affiliate" means an Affiliate to which the Board of Directors has extended the Plan and which adopts the Plan as a participating employer by action of its board of directors or other governing body.

          "Plan" means the Burlington Coat Factory Warehouse Corporation 401(k) Profit Sharing Plan, as set forth herein (including any Appendices hereto), and as it may be amended from time to time.

          "Plan Year" means the calendar year.

          "Prior Plan" means the Burlington Coat Factory Warehouse Corporation Employees Profit Sharing Plan, as in effect prior to September 1, 1995.

          "Prior Plan Account" means the separate account maintained for a Participant in which the Participant's account balance under the Prior Plan and related earnings are credited. The Trustee may establish one or more subaccounts within a Participant's Prior Plan Account to reflect the portion of such Prior Plan Account which is invested in one or more of the Investment Funds, in accordance with Section 7.3.

          "Profit Sharing Account" means the separate account maintained for a Participant in which the Participant's profit sharing contributions and related earnings are credited under ARTICLE IV.

          "Rollover Account" means the separate account maintained for a Participant to which the Participant's rollover contributions and related earnings are credited under Section 5.1.

          "Stock" means the Company's common stock, par value $1.00 per share.

          "Stock Fund" means the Investment Fund which is invested in Stock.

          "Tender Offer" means any offer to acquire the Stock which is subject to either section 13(e) or 14(d) of the Securities Exchange Act of 1934, as amended, and which under the applicable rules and regulations is required to be the subject of a filing with the Securities and Exchange Commission on either Schedule 13E-4 or Schedule 14D-9.

          "Total Disability" means the incapacity of a Participant, either mental or physical, resulting in his inability to perform the usual duties of his employment with his Employer, such incapacity to be deemed to exist when so declared by the Committee in its judgment and discretion, supported by the written opinion of at least one physician approved by the Committee.

          "Transfer Account" means the separate account maintained for a Participant to which amounts transferred on behalf of a Participant and related earnings are credited under Section 5.2.


                                    -6-

          "Trust Agreement" means the agreement between the Trustee and the Company pursuant to which the Trust Fund is established and maintained, as provided for in ARTICLE XII.

          "Trustee" means the trustee under the Trust Agreement.

          "Trust Fund" means the trust under the Plan established pursuant to the Trust Agreement, as provided for in ARTICLE XII.

          "Valuation Date" means (i) in the case of the portion of a Participant's Prior Plan Account which is not Participant-directed pursuant to Section 7.5(b), the last business day of each calendar month and (ii) in the case of the portion of a Participant's Accounts which is Participant-directed, each business day, and, in each case, such other date as may be determined by the Committee in its sole discretion.

          "Year of Service" means a Plan Year during which a Participant completes at least 1,000 Hours of Service; provided, that (i) for purposes of determining an Employee's eligibility to participate in (A) the profit sharing feature of the Plan and (B) effective January 1, 2001, the salary deferral feature of the Plan, pursuant to ARTICLE I, a Year of Service shall mean any twelve (12) consecutive month period, beginning on or after the date of the Employee's employment with an Affiliate, during which he completes at least 1,000 Hours of Service; and (ii) for purposes of determining the vesting of a Participant's interest, pursuant to ARTICLE VIII, (A) an Employee who is credited with at least 1,000 Hours of Service in both his first twelve (12) consecutive months of employment and the Plan Year which begins during such twelve (12) month period shall be credited with two (2) Years of Service at the end of such Plan Year and (B) Years of Service completed by the Participant prior to his attainment of age eighteen (18) shall be disregarded.


                            ARTICLE I

                          PARTICIPATION
                          -------------

          1.1  Participation in the Plan shall be offered only to Eligible

Employees of the Employer.  Each Employee shall become an Eligible Employee (i)

with respect to the salary deferral feature of the Plan immediately following the attainment of age 21 and the earlier of (A) the completion of 90 days of continuous employment (during which the Employee completes at least 250 Hours of

Service) or (B) the completion of one Year of Service and (ii) with respect to the profit sharing feature of the Plan immediately following the attainment of age 21 and the completion of one Year of Service.  Notwithstanding the foregoing, effective January 1, 2001, an


                                    -7-

                                                                  Page 69 of 125





Employee shall become an Eligible Employee with respect to the salary deferral feature of the Plan immediately following the attainment of age 21 and the completion of one Year of Service.  Once an Employee has become an Eligible

Employee, he will continue to be an Eligible Employee until he ceases to be an

Employee.



          1.2  Each Eligible Employee on the Effective Date who was a

Participant in the Plan immediately prior to the Effective Date shall continue as a Participant on the Effective Date.  Each other Eligible Employee shall become a Participant in the Plan upon satisfaction of the requirements of

Section 1.1; provided, however, that an Eligible Employee must also satisfy the requirements of Section 1.3 to become a Participant with respect to the salary deferral feature of the Plan.



          1.3  At the time an Employee becomes an Eligible Employee, he will be provided with a written application for participation in the salary deferral feature of the Plan, as described in ARTICLE II, and an explanation of the Plan.

Each Eligible Employee who files a salary deferral election with the Committee shall become a Participant with respect to the salary deferral feature of the

Plan as soon as administratively feasible following the date on which his properly completed application is received by the Committee.



          1.4  A Participant who (a) ceases to be an Employee or (b) enters the military service of the United States, shall be an inactive Participant.  Any interest of such inactive Participant in the Investment Funds shall be allowed to remain invested in the Trust Fund, subject to ARTICLE IX.


                                    -8-

                           ARTICLE II

                PARTICIPANT DEFERRAL CONTRIBUTIONS
                ----------------------------------

          2.1  Subject to Sections 2.4 and 2.5 and ARTICLE VI, a Participant may

elect to defer prospectively by payroll deduction from 1% to 15% of his

Compensation in 1/2% increments.



          2.2  A Participant may change or suspend his deferral contributions at any time, effective as of the next administratively feasible payroll date (but in no event later than one month after such Participant requests such a change or suspension), by timely delivering the appropriate form to the Committee.



          2.3  The Employer shall contribute to the Plan, on behalf of each

Participant who elects pursuant to Section 2.1 to defer a percentage of his

Compensation, an amount in cash equal to the amount deferred by the Participant.

All such contributions, together with any related earnings, shall be credited to the Participant's Deferral Account.



          2.4  (a)  If the actual deferral percentage (as defined in paragraph

(c) below) of Compensation paid during the Plan Year, or within 2-1/2 months thereafter attributable to services performed in such Plan Year, for

Participants who are Highly Compensated Employees is more than the amount permitted under the deferral limitations set forth in paragraph (b) below, the deferral contributions of such Highly Compensated Employees shall be reduced by the amount of "excess contributions" (as determined in accordance with Code section 401(k)(8)(B)).  The reduction of the deferral contributions of Highly

Compensated Employees shall be allocated among such Highly Compensated Employees in the order of the highest dollar amounts of


                                   -9-
deferral contribution until such deferral limitations are satisfied.  The

Employer shall attempt to distribute to such Participants any such excess contributions, and any related earnings, no later than 2-1/2 months following the Plan Year in which such excess contributions are made.  In addition, if the

Employer believes that contributions would be in excess of the deferral limitations set forth in paragraph (b) below, the Employer may in its sole discretion suspend, in whole or part, deferral contributions to the Plan made on behalf of Participants who are Highly Compensated Employees.  In such case the amounts which would ordinarily be deferred in a payroll period shall be paid directly to such Participants.


               (b)   The actual deferral percentage for any Plan Year of all

Eligible Employees who are Highly Compensated Employees shall not exceed,

alternatively: (i) 125% of the prior Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year who were not Highly

Compensated Employees; or (ii) 200% of the prior Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year who were not

Highly Compensated Employees; provided, that solely for purposes of clause (ii)

above, the actual deferral percentage for all Eligible Employees who are Highly

Compensated Employees does not exceed the prior Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year who were not

Highly Compensated Employees by more than two percentage points, or such other amount that the Secretary of the Treasury shall prescribe.


               (c)   For purposes of this Section 2.4, the actual deferral

percentage for a specified group of Eligible Employees for the applicable Plan

Year shall be the average of the ratios, calculated separately for each Eligible

Employee in such group, of (i) the amount of contributions under all plans of the Employer which are subject to Code section 401(k) (other than plans which may not be permissively aggregated) to the Deferral Account and Company


                                    -10-

Account (to the extent taken into account for purposes of the actual deferral percentage test) made on behalf of each Eligible Employee for such Plan Year to

(ii) the Eligible Employee's Compensation for such Plan Year.  For purposes of determining the actual deferral percentage test, deferral contributions and

Employer matching contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.


               (d)  If a reduction in the amount of deferral contributions on behalf of a Participant is required because of the application of paragraph (a)

above, the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings.


               (e)  If a distribution of excess deferral contributions (and related earnings) is required because of the application of paragraph (a) above,

the Employer shall withhold any taxes required by law on such distribution.


               (f)  The provisions of this Section 2.4 shall apply only with respect to Plan Years commencing prior to the Effective Date.



          2.5   Notwithstanding anything contained herein to the contrary, the maximum amount of contributions credited to the Deferral Account on behalf of a

Participant in any calendar year may not exceed $10,500 (as may be adjusted by the Secretary of the Treasury to reflect increases in the cost of living), and any such contributions made to the Deferral Account in excess of such amount (as adjusted), plus any related earnings on such excess amount, may be distributed to the Participant no later than April 15 following the close of the calendar year in which such excess contributions are made.


                                    -11-

                           ARTICLE III

                 EMPLOYER MATCHING CONTRIBUTIONS
                 -------------------------------

          3.1  Subject to the provisions of Sections 3.2 and 3.3 and ARTICLE VI,

each Employer shall contribute in cash to the Plan for each Plan Year (i)

commencing prior to the Effective Date, an amount equal to that percentage of each Participant's deferral contributions, if any, made pursuant to Section 2.1 on behalf of each Participant, as determined by the Company in its sole discretion; and (ii) commencing on and after the Effective Date, an amount equal to 100% of the first 3% and 50% of the next 2% of Compensation deferred by a

Participant in a Plan Year; provided, that with respect to Plan Years commencing prior to January 1, 2000, nothing herein shall obligate the Company to determine to make any matching contribution for any Plan Year; and provided further, that the Company may, in its discretion, contribute Stock, valued at its fair market value, in lieu of cash for all or any part of its contribution, if any, under this Section 3.1.  Employer matching contributions, if any, shall be credited

(i) with respect to Plan Years commencing prior to the Effective Date as soon as practicable after, and as of, the end of each Plan Year with respect to which such contribution is to be made to the Company Accounts of Participants who are in the employ of an Employer on the last day of such Plan Year; (ii) with respect to the Plan Year commencing on the Effective Date, as soon as practicable after, and as of, the end of such Plan Year, and (iii) with respect to Plan Years commencing on or after January 1, 2001, at the time that a

Participant's deferral contribution, made pursuant to Section 2.1 are credited to the Participant's Deferral Account.



          3.2  (a)  If the contribution percentage (as defined in paragraph (c)

below) of Compensation for Participants who are Highly Compensated Employees is

more than the


                                    -12-
amount permitted under the special limitations set forth in paragraph (b) below,

the Employer matching contributions of such Highly Compensated Employees shall be reduced by the amount of "excess aggregate contributions" (as determined in accordance with Code section 401(m)(6)(B)).  The reduction of the Employer matching contributions of Highly Compensated Employees shall be allocated among such Highly Compensated Employees in the order of the highest dollar amounts of

Employer matching contributions credited until such special limitations are satisfied.  Any excess Employer matching contributions made to the Trust Fund

(plus any related earnings) shall, to the extent possible, be distributed to such Participants before the end of the Plan Year following the Plan Year in which such excess Employer matching contributions are made.  In addition, if the

Employer or the Committee determines that Employer matching contributions would be in excess of the special limitations set forth in paragraph (b) below, the

Employer may, in its sole discretion, suspend, in whole or in part, deferral contributions to the Plan made on behalf of Participants who are Highly

Compensated Employees and, therefore, related Employer matching contributions with respect to such Participants (in which case the deferral contributions that would ordinarily be contributed to the Trust Fund on such Participants' behalf in a payroll period shall be paid directly to such Participants).


               (b)  The contribution percentage for any Plan Year of all

Eligible Employees who are Highly Compensated Employees shall not exceed,

alternatively: (i) 125% of the prior Plan Year's contribution percentage for all

Eligible Employees during such prior Plan Year who were not Highly Compensated

Employees, or (ii) 200% of the prior Plan Year's contribution percentage for all

Eligible Employees during such prior Plan Year who were not


                                    -13-

Highly Compensated Employees; provided, that solely for purposes of clause (ii)

above, the contribution percentage for all Eligible Employees who are Highly

Compensated Employees does not exceed the prior Plan Year's contribution percentage for all Eligible Employees during such prior Plan Year who were not

Highly Compensated Employees by more than two percentage points, or such other amount that the Secretary of the Treasury shall prescribe.


               (c)  For purposes of this Section 3.2, the contribution

percentage for a specified group of Eligible Employees for the applicable Plan

Year shall be the average of the ratios, calculated separately for each Eligible

Employee in such group, of (i) the amount of Employer matching contributions under all plans of the Employer which are subject to Code section 401(m) (other than plans which may not be permissively aggregated) made on behalf of each

Eligible Employee for such Plan Year (to the extent not taken into account for purposes of the actual deferral percentage test) to (ii) the Eligible Employee's

Compensation for such Plan Year.  For purposes of determining the contribution percentage test, Employer matching contributions will be considered made for a

Plan Year if made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.


               (d)  If a distribution of excess Employer matching contributions

(and related earnings) is required because of the application of (a) above, the

Employer shall withhold any taxes required by law on such distribution.


               (e)  In the event an active Participant is required to reduce his deferral contributions to the Plan as a result of the application of the provisions of Section 2.4(a), the


                                    -14-

Employer matching contribution under Section 3.1(a) made on behalf of the

Participant for the remainder of the Plan Year shall be applied to the reduced amount of deferral contributions.


          (f)  If both the actual deferral percentage and the actual contribution percentage of Highly Compensated Employees exceeds 1.25 multiplied by the actual deferral percentage and contribution percentage of the non-Highly

Compensated Employees, multiple use will occur.  In the event of multiple use,

if one or more Highly Compensated Employees participate in a plan(s) subject to both the actual deferral percentage and contribution percentage tests and the sum of the two percentages of those Highly Compensated Employees subject to either or both tests exceeds the "aggregate limit," then the average contribution percentage of those Highly Compensated Employees who also participate in a salary deferral arrangement will be reduced (beginning with the

Highly Compensated Employee whose dollar amount of contribution is the highest)

so that the limit is not exceeded.  For the purposes of this Section, "aggregate limit" shall mean the sum of (i) 125% of the greater of the actual deferral percentage or the average contribution percentage for non-Highly Compensated

Employees for the Plan Year and (ii) the lesser of 200% of, or two percentage points plus, the smaller of such actual deferral percentage or average contribution percentage.


          (g)  The provisions of this Section 3.2 shall apply only with respect to Plan Years commencing prior to the Effective Date.



                           ARTICLE IV

                  PROFIT SHARING CONTRIBUTIONS
                  ----------------------------

          4.1  Subject to ARTICLE VI, the Company shall contribute to the Plan for each Plan Year such amount in cash as shall be authorized by the Board of

Directors in its sole discretion.


                                    -15-

          4.2  The amount contributed for any Plan Year shall be allocated proportionately among the Profit Sharing Accounts of Eligible Employees who completed a Year of Service during, and are employed on the last day of, such

Plan Year.  The Profit Sharing Account of each Eligible Employee shall be credited with a proportionate amount of the contribution for such Plan Year equal to the proportion that his Compensation for such Plan Year bears to the total Compensation of all Eligible Employees who are eligible to share in the

Company's profit sharing contribution for such Plan Year.



                            ARTICLE V

            ROLLOVER CONTRIBUTIONS; DIRECT TRANSFERS
            ----------------------------------------

          5.1  Subject to the provisions of the Plan and to rules of uniform application to be promulgated by the Committee, an Eligible Employee, or

Employee who is not yet an Eligible Employee, may make a contribution to the

Plan in cash which qualifies as a "rollover amount," "rollover contribution," or

"eligible rollover distribution" under Code section 403(a)(4), 408(d)(3) or

402(f)(2)(A), respectively.  An Employee who wishes to make such a contribution shall timely file with the Committee a written notice requesting approval for such contribution, affirming that his contribution qualifies as a rollover amount, rollover contribution or eligible rollover distribution. Investment of such contribution, as between or among the Investment Funds, as applicable,

shall be as directed by the Employee in accordance with the provisions of

Sections 7.3 and 7.4.  In addition to the written notice required under this

Section 5.1, the Committee may require documentation from the Employee, or the applicable trustee, plan sponsor, custodian or other appropriate person in the form of a statement from the plan administrator of the plan from which the amount sought to be rolled over was distributed that


                                    -16-
such plan has received a favorable determination letter from the Internal

Revenue Service, as evidence of the contribution being qualified as a rollover amount, rollover contribution or eligible rollover distribution, and until such written notice and documentary evidence satisfactory to the Committee have been so provided, the Committee shall not approve such contribution to the Plan.  The

Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the Employee.  Contributions made by an

Employee pursuant to this Section 5.1 shall be credited to the Employee's

Rollover Account.



          5.2  Subject to the provisions of the Plan and to rules of uniform application to be promulgated by the Committee, and in addition to deferral contributions or rollover contributions to the Plan in accordance with ARTICLE

II and Section 5.1, an Eligible Employee, or Employee who has not yet become an

Eligible Employee, may have transferred directly to the Plan on his behalf his accrued benefit in another retirement plan qualified under Code section 401(a)

(provided such plan is not described in Code section 401(a)(11)(B)).  An

Employee who wishes to have such an amount transferred shall timely file with the Committee a written notice requesting approval for such transfer, affirming that the transfer is from a tax-qualified plan.  Such transfer shall be effected directly from the transferor plan without distribution to the Employee, as soon as practicable after receipt of such notice and approval by the Committee.

Investment of such transferred amount, as between or among the Investment Funds,

as applicable, shall be as directed by the Employee in accordance with the provisions of Sections 7.3 and 7.4.  In addition to the written notice required under this Section 5.2, the Committee may require such further documentation from the Employee, or the applicable  trustee, plan sponsor, custodian or other appropriate person, as evidence of the transfer being from a plan qualified


                                    -17-

                                                                  Page 79 of 125


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under Code section 401(a), and until such written notice and documentary evidence satisfactory to the Committee have been so provided, the Committee shall not approve such transfer to the Plan.  The Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the Employee.  Transfers made by the Employee pursuant to this Section

5.2 shall be credited to the Employee's Transfer Account.



          5.3  Upon the occurrence of an event of distribution as described in

Section 9.1, and notwithstanding any other provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Section

5.3, a distributee may elect, at the time and in the manner prescribed by the

Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  For purposes of this Section 5.3, the following definitions apply:

          "Eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any hardship distribution described in Code section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          "Eligible retirement plan" is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


                                    -18-

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          "Distributee" includes an Employee or former Employee.  In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          "Direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.



                           ARTICLE VI

                    CONTRIBUTION LIMITATIONS
                    ------------------------

          6.1  (a)  Any provision of the Plan to the contrary notwithstanding,

no annual additions to a Participant's Accounts will be made in any Plan Year in excess of the lesser of $30,000 (as adjusted from time to time by the Secretary of the Treasury) or 25% of the Participant's "compensation" (within the meaning of Code section 415(c)(3)).



               (b)  Any provision of the Plan to the contrary notwithstanding,

in the case of a Participant who is a participant in a defined benefit plan of the Company, his maximum annual additions shall not exceed the amount which will result in a defined contribution plan fraction which when added to the defined benefit plan fraction of such Participant will exceed 1.0 for any Plan Year.

Except as may otherwise be required by law, this Section 6.1(b) shall no longer apply after December 31, 1999.



               (c)  For purposes of applying this Section 6.1, all defined benefit plans of the Company and any Affiliates (as determined in accordance with Code section 415(h)), and all defined contribution plans of the Company and any Affiliates (as determined in accordance with Code section 415(h)), including the Plan, shall be combined or aggregated and the


                                    -19-
maximum benefit or annual additions limitation shall be determined on the basis of a Participant's annual additions and benefits under all such plans.


               (d)  For purposes of this Section 6.1, (i) annual additions means, for each Plan Year, (A) a Participant's deferral contributions; plus (B)

such Participant's share of Employer matching contributions which are allocated to a Participant's Company Account; plus (C) such Participant's share of Company profit sharing contributions (if any); plus (D) any forfeitures allocated to such Participant's Accounts; (ii) a defined contribution plan means a plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account, and any income,

expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participants' accounts; (iii) a defined benefit plan means a plan which is not a defined contribution plan;

provided, however, in the case of a defined benefit plan which provides a benefit derived from employer contributions which is based partly on the balance of the separate account of a participant, such plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a participant and as a defined benefit plan with respect to the remaining portion of the benefits under the plan; (iv) the defined benefit plan fraction for a Participant shall be a fraction the numerator of which is the lesser of (A) the product of 1.25 multiplied by the dollar limitation in effect for the plan, or (B) the product of 1.4 multiplied by an amount equal to 100% of the Participant's average compensation for his high three years projected annual benefit under the plan, if such plan provided the maximum benefit allowed by law; and (v) the defined contribution plan fraction for a Participant shall be a fraction the numerator of which is the sum of the annual additions to the

Participant's accounts under a


                                    -20-
defined contribution plan of the Company and Affiliates (as determined in accordance with Code section 415(h)) and the denominator of which is the sum of the lesser of the following amounts for such Plan Year and for each prior Plan

Year: (A) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year, or (B) the product of 1.4 multiplied by the 25% of Participant's

"compensation" (within the meaning of Code section 415(c)(3)).


               (e)  If necessary to limit the total annual additions for a

Participant for a Plan Year, the Participant's deferral contributions shall be repaid to him out of his Deferral Account to the extent necessary to reduce the annual additions for each Plan Year so that they do not exceed the maximum limitations pursuant to Section 6.1(a).



                           ARTICLE VII

                       INVESTMENT OF FUNDS
                       -------------------


          7.1  The Employer, on a monthly basis or more frequently, will pay over to the Trustee, or its agent, contributions made to the Plan to be held in trust and invested as provided herein and in the Trust Agreement.



          7.2  The Trust Fund will be invested in the Investment Funds.



          7.3  (a)  Each Participant's Profit Sharing Account, Company Account,

Deferral Account, Rollover Account, Transfer Account and the Participant-

directed portion of his Prior Plan Account, (collectively, the "Self-Directed

Account") will be invested in one or more of the Investment Funds.  Each

Participant will designate the portion (expressed as a percentage in multiples of 5%) of contributions under the Plan to his Self-Directed Account to be invested in


                                    -21-
each Investment Fund.  Such designation, once made, may be changed at any time.

The Participant may also transfer the amount equivalent to his interest, or any partial interest (expressed as a percentage in multiples of 5%), in an

Investment Fund from such Investment Fund to another Investment Fund at any time.  Changes will be made by a Participant's direction in writing to the

Committee, or pursuant to a voice response system approved by the Committee, and will be made effective as soon as possible after receipt of such direction.  In the event that (i) a Participant fails to make a designation, (ii) the Committee does not receive a Participant's written notice or (iii) no record exists within the voice response system utilized by the Plan of a Participant's designation of

Investment Funds, the Trustee shall invest any amount it receives with respect to such Participant in the "Stable Value Fund" and the Committee shall take reasonable steps to elicit an Investment Fund designation from the Participant.


               (b)  Notwithstanding Section 7.3(a), (i) no more than 35% of contributions under the Plan to a Participant's Self-Directed Account may be

invested in the Stock Fund.


               (c)  Any transfer or investment requested by a Participant pursuant to Section 7.3(a) that does not satisfy the requirements of Section

7.3(b) shall be null and void to the extent that the implementation of such transfer or investment would cause the contributions under the Plan to such

Participant's Self-Directed Account invested in the Stock Fund to exceed the 35%

limitation described under Section 7.3(b).


               (d)  Purchases of Stock made pursuant to a Participant's

designation will be made on the open market or with Stock held in Company's treasury ("Treasury Stock"), and the Participant's Account will be credited with the number of whole and fractional shares of


                                    -22-

Stock so purchased (net of any brokerage commissions and fees).  Sales of Stock from the Stock Fund will be made on the open market.  Purchases and sales of

Stock on the open market will be reflected at the Trustee's cost, net of any brokerage commissions and fees, of such purchases and sales.  Purchases made with Treasury Stock will be reflected at the closing sales price for Stock on the day preceding the day on which (i) a Participant directs the Trustee to transfer amounts from an Investment Fund to the Stock Fund on his behalf or (ii)

Participant deferral contributions under Article II, Employer matching contributions under Article III or amounts contributed under Article IV are contributed to the Plan and invested in the Stock Fund in accordance with a

Participant's investment designation made pursuant to Section 7.3(a) (or if no

Stock is traded on either such day, on the next day on which open market trades in Stock occur).



          7.4  Each Participant shall have an interest in each Investment Fund in which he has elected to have invested all or any part of his deferral contributions under Section 2.1, his Employer matching contributions under

Section 3.1, his profit sharing contribution under Section 4.1, his rollover contributions under Section 5.1, his transfer amounts under Section  5.2, and the Participant-directed portion of his Prior Plan Account pursuant to Section

7.5(b).  Each such Participant's interest at any time in the Investment Funds shall be equal to the sum of such contributions and transfer amounts, adjusted from time to time to reflect his proportionate share of the income and losses realized by such Investment Funds and of the net appreciation or depreciation in the value of such Investment Funds.  The Committee shall maintain accounts to reflect the interest of each Participant in each Investment Fund including, with respect to the Stock Fund, a record of the number of shares of Stock allocated to the Participant's Accounts and the cost basis of each such share of Stock.

As of each Valuation Date, the Committee shall


                                     -23-
ascertain from the Trustee the value of each Investment Fund and shall on such basis determine the value of the interests of Participants.  Any cash dividends and cash proceeds from any other distributions received with respect to a

Participant's interest in the Stock Fund will be reinvested in additional shares of Stock.  The determinations of the Trustee and the Committee shall be conclusive.  Each Participant will be furnished a statement of his Accounts at least quarterly.



          7.5  (a)  Each Participant's Prior Plan Account, if any, will be invested by the Trustee in its sole discretion and in accordance with the terms of the Trust Agreement.  Each such Participant's Prior Plan Account shall be credited on each Allocation Date with a proportionate share of all income, gains or profits earned from the investment of the portion of the Trust Fund containing the Participant's Prior Plan Account.  Each such Participant's Prior

Plan Account shall be debited on each Allocation Date with a proportionate share of any losses sustained by the Trustee from the investment of the Trust Fund containing the Participant's Prior Plan Account on other transactions, and of any expense incurred by the Trustee in the administration of the Prior Plan

Account under the Trust Fund.



               (b)  The Trustee may, in its discretion and on a uniform and nondiscriminatory basis, designate that the investment of any portion of the assets in a Participant's Prior Plan Account shall be governed by the

Participant's designation of Investment Funds pursuant to Section 7.3.



          7.6  (a)  Before each annual and special meeting of the shareholders of the Company, and at such other times when shareholder action is required, the

Trustee shall send to each Participant having an investment in the Stock Fund the proxy or consent solicitation


                                    -24-
materials that are sent to the Company's shareholders of record.  Each such

Participant shall have the right to instruct the Trustee confidentially as to the method of voting the shares of Stock allocated to his Account as of the record date for determining the shares of Stock that are entitled to vote at the meeting of shareholders or that are entitled to give or withhold consent to corporate action.  Full and fractional shares of Stock held in the Stock Fund and allocated to a Participant's Account shall be voted by the Trustee in accordance with the instructions received from such Participant.  The Trustee shall not vote shares of Stock for which voting instructions are not received from Participants.  Management and others may solicit such Participants' voting rights under the same proxy rules applicable to all shareholders.  The Company shall ensure that the requisite voting forms, together with all information distributed to shareholders of the Company in general regarding the exercise of voting rights, are furnished to the Trustee and by the Trustee to Participants within a reasonable time before such voting rights are to be exercised with respect to Stock held in the Trust Fund.



               (b)  In the event that a Tender Offer is made generally to shareholders of the Company to purchase Stock, the following procedures shall apply and the following actions shall be taken with respect to the Stock held in the Trust Fund:



                    (i) The Trustee or its authorized delegate shall, in a timely manner, give to each Participant having, at that time, an investment in the Stock Fund notice of the terms and conditions of such Tender Offer.

                    (ii) Each Participant shall instruct the Trustee, in accordance with procedures established by the Committee or Trustee and designed to protect the confidentiality of the Participant's exercise of the Tender Offer rights under this
               Section 7.6(b) in accordance with Department of Labor regulation section 2550.404(c)-1, to accept or decline such Tender Offer with respect to all or any portion of the shares of Stock allocated to the Participant's Account.


                                    -25-

                    (iii) The response of the Trustee to a Tender Offer, as to whether the Tender Offer is accepted or rejected, shall be made in accordance with instructions of the Participants given to the Trustee on forms provided for that purpose by the Trustee. The Trustee shall reject the Tender Offer with respect to shares for which the Trustee does not receive instructions from a Participant.

                    (iv) In the event the Trustee is instructed to tender shares of Stock pursuant to the terms of a Tender Offer but less than all of the shares of Stock for which the Trustee receives instructions pursuant to Section 7.6(b)(ii) are accepted for tender pursuant to such Tender Offer, the Trustee shall tender the percentage of shares of Stock from each Participant's Account for which the Trustee received instructions to tender pursuant to Section 7.6(b)(ii) (rounded to the nearest whole share) which bears the same ratio as the total shares accepted for tender bears to the total number of shares for which the Trustee originally received instructions to tender pursuant to Section 7.6(b)(ii). The proceeds of any sale pursuant to this Section 7.6(b)(iv) shall be allocated to the Accounts from which the shares were sold. If any Tender Offer is accepted (in whole or in part) pursuant to this Section 7.6(b), the Trustee shall have the power to transfer Stock in order to effect such acceptance with no further direction from the Participant or the Committee.


               (c)  Each Participant shall have right to instruct the Trustee confidentially as to whether and how stock options, warrants or other similar rights relating to Stock allocated to the Participant's Account should be exercised.  The Committee or the Trustee shall establish procedures to notify timely each such Participant regarding such rights and the terms and conditions for exercising such rights.  If the Trustee fails to receive timely instructions from the Participant, such rights shall not be exercised.


               (d)  For purposes of this Section 7.6, references to Participants include their beneficiaries and, pursuant to Section 9.7, alternate payees for whom a separate Account has been established pursuant to the terms of a qualified domestic relations order.  References to the Trustee shall include any independent fiduciary appointed by the Committee pursuant to Department of Labor regulations section 2550.404c-1 to safeguard the confidentiality of


                                    -26-

Participants' exercise of rights under this Section 7.6 where the Committee has determined that such an appointment is warranted.



          7.7  All transactions involving Stock, including distributions,

purchases and sales, shall be made only in compliance with applicable federal and state laws, regulations and rules.  All such transactions shall also be subject to all restrictions and limitations imposed by the Company's articles of incorporation and bylaws as amended from time to time, and by limitations and restrictions applied by the applicable stock exchange on which shares of Stock are publicly traded.



                          ARTICLE VIII

                       VESTING OF INTEREST
                       -------------------

          8.1  A Participant's interest in his Deferral Account, Rollover

Account and Transfer Account, and in the portion of his Company Account attributable to Employer matching contributions made for Plan Years commencing on or after the Effective Date, adjusted for his share of income or losses and appreciation or depreciation therein, shall be fully vested at all times.



          8.2  (a)  A Participant's interest in his Profit Sharing Account and

Prior Plan Account, and in the portion of his Company Account attributable to

Employer matching contributions made for Plan Years commencing before the

Effective Date, adjusted for his share of income or losses and appreciation or depreciation therein, shall become vested in accordance with the following schedule based on the Participant's Years of Service:


                                    -27-

          Years of Service               Vested Percentage
          ----------------               -----------------

          less than 3                           0%
          3 but less than 4                    20%
          4 but less than 5                    40%
          5 but less than 6                    60%
          6 but less than 7                    80%
          7 or more                           100%


               (b)  Notwithstanding the foregoing, a Participant's interest in his Profit Sharing Account and Prior Plan Account, and in the portion of his

Company Account attributable to Employer matching contributions made for Plan

Years commencing before the Effective Date, shall become fully and immediately vested upon the first to occur of the following:


                    (1)  the Participant's reaching Normal
                         Retirement Age,

                    (2)  the Participant's Total Disability, or

                    (3)  the Participant's death.


               (c)  For purposes of this Section 8.2, a Participant's Years of

Service shall include his entire Years of Service; provided, however:


                    (i) in the case of a Participant who was not vested in any portion of his Profit Sharing Account, Company Account and Prior Plan Account, his Years of Service shall not include his Years of Service completed before a Break in Service if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service, whether or not consecutive, completed before such Break in Service (such aggregate number of Years of Service shall not include any Years of Service not taken into account by reason of any prior Break in Service);

                    (ii) in the case of a Participant who has a Break in Service of less than 12 months, his Years of Service shall include both the Years of Service before and after such Break in Service; and

                    (iii) in the case of a Participant who was a participant in the Prior Plan, his Years of Service shall include the period of his service for which he was credited for vesting purposes under the Prior Plan prior to September 1, 1995.


                                    -28-

          8.3  (a)  In the event a Participant's employment terminates before his interests in his Profit Sharing Account and Prior Plan Account become fully vested, the portion of such Accounts which is not vested shall be forfeited and,

subject to Section 8.5, allocated in the manner described in Section 4.2 to the

Profit Sharing Accounts of the remaining active Participants for the Plan Year in which such forfeiture occurs; provided, however, that effective July 1, 2000,

such forfeited portion shall be applied as provided in Section 8.3(b).


               (b)  In the event a Participant's employment terminates before his interest in his Company Account becomes fully vested, the portion of such

Account which is not vested shall be forfeited and, subject to Section 8.5,

applied towards future Employer matching contributions under Section 3.1 in such manner as shall be determined by the Committee.



          8.4  Notwithstanding the provisions of Section 8.2, in the event the

Plan shall be terminated or partially terminated, or upon a complete discontinuance of contributions, the interest of an affected Participant in his

Profit Sharing Account, Company Account and Prior Plan Account shall become fully vested.



          8.5  In the case of a former Participant who has received a distribution of his entire vested benefit under the Plan and forfeited his nonvested interest in his Accounts by reason of termination of employment for any reason, and who subsequently becomes a Participant prior to the occurrence of five consecutive one-year Breaks in Service, he shall be entitled to repay to the Plan the full amount of such distribution.  Upon such repayment, any interest in such Participant's Accounts which was forfeited at the time of his termination of employment shall be restored and his right to receive such interest upon a subsequent termination of employment shall


                                    -29-
be determined in accordance with Section 8.2 based upon his total Years of

Service at that time, if applicable.  Such restoration shall be made from amounts forfeited under Section 8.3(b) in the year in which an Employee's right to such restoration arises.  To the extent that current forfeitures are insufficient to make such restoration, the Company shall make a special contribution to the Plan to restore the forfeited amount.



                           ARTICLE IX

                     PAYMENTS FROM ACCOUNTS
                     ----------------------



          9.1  The entire vested interest of a Participant in his Accounts shall become payable upon any of the following events:



               (a) the Participant's termination of employment on or after Normal Retirement Age;

               (b)  the Participant's Total Disability;

               (c)  the Participant's death;

               (d) the Participant's other termination of employment with the Employer (other than on account of a transfer of employment to an Affiliate);

               (e)  on or after the Participant's attainment of age
                    59-1/2; or

               (f)  as a hardship withdrawal under Section 9.9.


          9.2  A Participant may, prior to termination of his employment with the Employer, designate a beneficiary to whom distribution of his interest in the Trust Fund shall be paid in the event of his death prior to the full receipt of such interest; provided, however, that in


                                    -30-
the event the Participant is married on the date of his death, such beneficiary shall be deemed to be the Participant's surviving spouse.  The Participant may elect to change or revoke his designated beneficiary at any time; provided,

however, that in the event prior to such change or revocation such beneficiary is the Participant's surviving spouse, such election shall not be effective unless such surviving spouse provides written consent which acknowledges the effect of such election and is witnessed by a Plan representative or a notary public.  The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the

Committee and shall not in any event be effective unless and until filed in accordance with Committee procedures.  If no designated or deemed beneficiary survives the Participant or inactive Participant, or if an unmarried Participant or inactive Participant fails to designate a beneficiary under the Plan, the amount payable upon the death of the Participant or inactive Participant shall be paid to his estate.



          9.3  Upon termination of employment for any reason, any part of a

Participant's interest in his Accounts that has not vested shall be forfeited and applied in accordance with Section 8.3, and his active participation under the Plan will terminate subject to the provisions of Section 9.4.  If the amount of the vested portion of a Participant's Profit Sharing Account, Company Account

and Prior Plan Account at the time of the Participant's termination of employment is zero, the Participant shall be deemed to have received a distribution of such zero vested interest in such Accounts.



          9.4  Notwithstanding the foregoing provisions of this ARTICLE IX, and subject to Section 9.10, payments will be made from a Participant's Accounts only upon the approval and direction of the Committee, at the time and in the manner determined by the


                                    -31-

Committee in accordance with the provisions of the Plan.  When the vested interest of a Participant becomes payable in accordance with the provisions of

Section 9.1, the Committee shall direct the Trustee to pay from the Trust Fund an amount equal to the value of such vested interest as determined under

Sections 7.4 and 7.5 (i) in the case of the portion of a Participant's Prior

Plan Account which is not Participant-directed, as of the next Valuation Date following the event giving rise to the right to payment and (ii) in the case of the portion of a Participant's Accounts which is Participant-directed, the

Valuation Date immediately preceding the date of payment.  Unless the

Participant (or, if applicable, his beneficiary) does not consent to such payment, pursuant to Section 9.5, any such amount shall be paid to the

Participant (or his beneficiary) no later than the earlier of (i) 60 days after the close of the Plan Year in which such Participant's employment terminates or

(ii) the date the payment first becomes administratively feasible.



          9.5  The amounts payable from the Trust Fund shall be paid as a single sum; provided, however, that such single sum payment shall not be made without the consent of the Participant (or, if applicable, his beneficiary) if such amount exceeds $5,000 (or ever exceeded $5,000 at the time of any prior distribution); and further provided, that at the election of the Participant

(or, if applicable, his beneficiary) and subject to any restrictions contained in Section 7.7, the portion of such single sum payment that is attributable to the Participant's investment in the Stock Fund may be paid in whole shares of

Stock equal in value to all or part of the Participant's interest in the Stock

Fund and any remaining interest in the Stock Fund shall be paid in cash.

Notwithstanding anything contained herein to the contrary but subject to Section

9.11, regardless of the form of payment, all distributions shall comply with

Code section


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                                                                  Page 94 of 125



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401(a)(9), including the minimum distribution incidental death benefit requirement of Code section 401(a)(9)(G).



          9.6  If any person who is entitled to receive a payment from the Plan shall die prior to such payment, the amount remaining to be paid shall be paid in a single sum to the beneficiary previously designated by the Participant whose interest is involved, or, if no such beneficiary survives, to the estate of the Participant.



          9.7  Except as required (i) by a "qualified domestic relations order"

(within the meaning of Code section 414(p)) or (ii) in connection with a judgment or settlement entered into on or after August 5, 1997, involving the

Plan pursuant to the requirements of Code section 401(a)(13)(C) or as otherwise required by law, no person shall have the right to assign, alienate, transfer,

hypothecate or otherwise subject to lien his interest in or his benefit under the Plan, nor shall benefits under the Plan be subject to the claims of any creditor.  Any other provision of the Plan to the contrary notwithstanding, if the amount payable to an alternate payee under a qualified domestic relations order is less than or equal to $5,000, such amount shall be paid as soon as practicable following the qualification of the order.  If such amount exceeds

$5,000, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto and if such order provides for such payment; otherwise, it may not be payable prior to the Participant's

"earliest retirement age" (within the meaning of Code section 414(p)(4)(B)).



          9.8  Subject to Section 10.4, upon written application to the

Committee, in such form and manner as the Committee may prescribe, a Participant who is also an Employee


                                    -33-

                                                                  Page 95 of 125



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may, on or after attainment of age 59-1/2, make a withdrawal once in each Plan

Year from any or all of his Accounts.  The minimum withdrawal a Participant may make under this Section 9.8 shall be the lesser of $500 or the balance in his

Accounts, as applicable.



          9.9  (a)  Upon written application of a Participant, the Committee shall determine whether the Participant is entitled to make a hardship withdrawal from his Deferral Account (excluding earnings on such Account), from the vested portion of his Company Account (other than the portion of his Company

Account attributable to Employer matching contributions made for Plan Years commencing on or after the Effective Date), or from his Profit Sharing Account,

Prior Plan Account, Rollover Account or Transfer Account, as applicable, subject to the provisions of this Section 9.9.  A hardship entitling a Participant to make a withdrawal will exist if the Committee determines, pursuant to subsection

(b) of this Section 9.9, that the Participant has an immediate and heavy financial need.  A distribution based upon financial hardship cannot exceed the amount required to meet the immediate and heavy financial need created by the hardship and not reasonably available from reserves or other resources of the

Participant.  The amount of immediate and heavy financial need may include any amount necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.  The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee, pursuant to subsection (b) of this Section 9.9, in accordance with uniform and nondiscriminatory standards.  Such withdrawal shall be made in cash upon 30 days' prior written application to the Committee.  In no event may the amount of such hardship withdrawal exceed


                                    -34-
the amount necessary to constitute security for repayment of any outstanding loan made pursuant to ARTICLE X.


          (b)  For purposes of this Section 9.9:


               (i) A distribution will be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of (A) medical expenses described in Code section 213(d) incurred by the Participant, his spouse, or any dependents (as defined in Code section 152) or necessary for these persons to obtain medical care described in Code section 213(d); (B) the purchase (excluding mortgage payments) of a principal residence for the Participant; (C) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, or any dependents; (D) the need to prevent the eviction of the Participant from, or the foreclosure on the mortgage of, the Participant's principal residence; or (E) other events or conditions as prescribed or permitted by the Internal Revenue Service through publication of documents of general applicability;

               (ii) A distribution will be necessary to satisfy an immediate and heavy financial need of a Participant if (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant and (B) the Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans available under the Plan and any other plan maintained by the Company in which the Participant participates; and

               (iii) A Participant who receives a hardship withdrawal in accordance with this Section (A) shall have contributions to his Deferral Account (as well as other employee elective contributions under any other plan of the Employer) suspended for 12 months after receipt of the hardship withdrawal and (B) the maximum amount of contributions to his Deferral Account made on behalf of such Participant under this Plan or any other plan of the Employer in the tax year following the tax year in which he receives a hardship withdrawal shall be the applicable amount described in Section 2.5 for such tax year reduced by the amount of contributions to his Deferral Account made on behalf of such Participant in the tax year in which he receives the hardship withdrawal.


          9.10  All distributions made under this ARTICLE IX shall be paid to the Participant, beneficiary or alternate payee with respect to a qualified domestic relations order, in cash; provided, however, that a Participant,

beneficiary or alternate payee who receives a distribution and who has all or a portion of his Accounts invested in the Stock Fund may request


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



that all or a designated portion of such distribution be made in the form of whole shares of Stock with the remainder, including any fractional share value,

to be paid in cash.



          9.11  Any other provision of the Plan to the contrary notwithstanding,

payment of a benefit under the Plan to a Participant (i) who is a 5-percent owner (as such term is defined in Code section 416(i)(1)(B)(i)) and any

Participant (other than such a 5-percent owner) who attains age 70-1/2 prior to

January 1, 1999 shall be made, or shall commence, no later than April 1 of the calendar year following the calendar year in which such Participant attains age

70-1/2 and (ii) who is not a 5-percent owner and who attains age 70-1/2 after

December 31, 1998, shall be made, or shall commence no later than April 1 of the calendar year following the later of (A) the calendar year in which the

Participant attains age 70-1/2, or (B) the calendar year in which the

Participant terminates employment with an Employer.  Notwithstanding the foregoing, in the case of a Participant who attains age 70-1/2 during 1998 and who has not terminated employment with an Employer, such Participant may elect to defer receiving distributions until April 1 of the calendar year following the calendar year in which the Participant terminates employment with an

Employer.



                            ARTICLE X

                              LOANS
                              -----


          10.1  Upon application to the Committee in writing, or pursuant to a voice response system approved by the Committee, a Participant shall be permitted to borrow from his Accounts in accordance with criteria established by the Committee on a uniform and nondiscriminatory basis.  A Participant shall be permitted to have no more than two loans outstanding at one time.  Any such loan shall be evidenced by a note.


                                    -36-

                                                                  Page 98 of 125


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          10.2  The minimum amount that a Participant shall be permitted to borrow is $500.  The maximum aggregate amount of all outstanding loans to a

Participant under this Plan and any other plan of the Employer is the lesser of

(i) $50,000 (reduced by the highest outstanding balance of any prior Plan loan during the one-year period ending on the day before the date the Plan loan is made), or (ii) 50% of such Participant's accrued vested balances in his Accounts

(less the value of the Participant's Account invested in the Stock Fund).



          10.3  Each loan shall be repaid by the Participant through equal payroll deductions, on a level amortization basis, commencing with the date of the loan, over a period of not more than 60 months.  Notwithstanding the preceding sentence, the Committee may permit repayment of a loan over a period in excess of five, but not in excess of twenty, years when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a primary residence of the Participant.  Interest on loans shall be charged at a reasonable rate, as determined by the Committee on a uniform and nondiscriminatory basis.  Such rate will remain fixed for the term of the loan.

A Participant may prepay the entire balance of his loan at any time without penalty.



          10.4  No distributions pursuant to ARTICLE IX (other than Section 9.9)

shall be made until the outstanding balance of any loan plus interest thereon is repaid in full.



          10.5  If a loan is in default, the Committee shall liquidate all or any portion of the Participant's collateral account balance as necessary to discharge the Participant's obligation under the loan agreement before any amounts are paid to or on behalf of such Participant.  In no


                                    -37-
event shall such liquidation occur prior to the time the Participant is entitled to a distribution under ARTICLE IX.  Any of the following events will be considered a default:



          (a)   death or Total Disability of the Participant;

          (b)   termination of the Plan;

          (c)   termination of employment by the Participant for any

                reason; or

          (d)   failure to make any required payment of loan principal

                and interest.


          10.6  All loans granted under this ARTICLE X shall be granted in a uniform and nondiscriminatory manner in accordance with written loan procedures established by the Committee.  To the extent required by law and under such rules as the Committee shall adopt, loans shall be made available on a reasonably equivalent basis to any beneficiary or former Employee (i) who maintains a balance in one of more Accounts under the Plan, and (ii) who is a party-in-interest with respect to the Plan (within the meaning of ERISA section

3(14)).



          10.7  The Company may amend the terms of, or discontinue, the loan program as it deems appropriate.  The Company or the Committee may also restrict or suspend the making of loans if it determines that the loan program is having adverse effects on Plan investment earnings or on Participants in general.



                           ARTICLE XI

                          ADMINISTRATION
                          --------------


          11.1  The Plan shall be administered by a Committee of not less than three persons appointed by the Board of Directors. The Company shall be the Plan

Administrator and


                                    -38-

"named fiduciary" (within the meaning of ERISA section 402(a)) and the Committee shall assume the responsibilities and duties set forth in this ARTICLE XI.



          11.2  The Committee shall establish rules for the administration of the Plan.  It shall interpret the Plan in its sole discretion and its determinations shall be conclusive and binding upon all Participants and their beneficiaries.



          11.3  All expenses attributable to the administration of the Plan and the expenses of the Trustee shall be paid out of the Trust Fund except to the extent paid by the Employer.



          11.4  The Committee shall have the power to assign any of its responsibilities to subcommittees or members of the Committee and may designate one or more subcommittees or other persons to carry out any of its responsibilities.



          11.5  The Committee may employ such agents and such clerical and other services as it may deem advisable in carrying out the provisions of the Plan,

and may consult with counsel, who may be counsel for the Company.



                           ARTICLE XII

                             TRUSTEE
                             -------


          12.1  All assets of the Plan shall be held pursuant to a Trust

Agreement between a Trustee designated by the Board of Directors and the

Company.  The Trust Agreement shall provide, among other things, for a Trust

Fund, to be administered by the Trustee, with respect to which all contributions shall be paid, and the Trustee shall have such rights, powers and duties as the

Board of Directors shall from time to time determine.  All assets of the Trust

Fund shall be


                                    -39-
held, invested and reinvested in accordance with the provisions of the Plan and the Trust Agreement.



          12.2  All Employer contributions to the Plan are expressly conditioned upon being deductible under Code section 404(a).  At no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries shall any part of the assets of the Plan be used for or diverted to purposes other than for the exclusive benefit of such persons; provided,

however, Employer contributions may be returned to the Employer (a) within one year after the payment of a contribution, if made by the Employer by reason of a mistake of fact, or (b) within one year of the disallowance of a deduction, to the extent a deduction is disallowed for such contribution under Code section

404(a).



                          ARTICLE XIII

                    TERMINATION AND AMENDMENT
                    -------------------------


          13.1  The Company expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations.



          13.2  The Plan may be terminated at any time by adoption of resolutions by the Board of Directors.  If the Plan shall be terminated, the

Trustee shall continue to hold, invest and administer the Trust Fund in accordance with the provisions of the Trust Agreement and shall make distributions therefrom in accordance  with the provisions of the Plan, as then in effect, pursuant to instructions filed with the Trustee by the Committee upon such termination or from time to time thereafter.  Upon a complete discontinuance of contributions, or upon termination or


                                    -40-
partial termination of the Plan, each affected Participant or beneficiary shall have a nonforfeitable interest in his Accounts in the Plan.



          13.3  The Plan may be amended at any time and from time to time,

including retroactively, by adoption of resolutions by the Board of Directors;

provided, however, that no amendment shall reduce the vested percentage of a

Participant's accrued benefit derived from Employer contributions below the vested percentage thereof on the date such amendment is adopted or becomes effective, whichever is later; and provided further, that no amendment shall decrease the accrued benefit of a Participant.



                           ARTICLE XIV

                          MISCELLANEOUS
                          -------------


          14.1  Participation or non-participation in the Plan shall have no effect upon the employment status of any Employee.



          14.2  All benefits payable under the Plan shall be paid solely from the Plan, and the Employer assumes no liability or responsibility with respect to such payments.



          14.3 In the event of any merger or consolidation of the Plan with, or transfer of any assets or liabilities of the Plan to, any other plan, each

Participant shall be entitled to receive a benefit immediately after such merger, consolidation, or transfer (computed as if such other plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer

(computed as if the Plan had then terminated).


                                    -41-

          14.4  The Plan shall be construed and enforced in accordance with the laws of the State of New Jersey, except to the extent preempted by the laws of the United States.



                           ARTICLE XV

                      TOP HEAVY PROVISIONS
                      --------------------


          The provisions of this ARTICLE XV shall become applicable only under the circumstances described hereunder.



          15.1  For purposes of this ARTICLE XV, the Plan shall be "top heavy"

if, as of the determination date (the last day of the preceding Plan Year), the present value of the cumulative account balances for Key Employees under the

Plan and all other plans in the "required aggregation group" or "permissive aggregation group," as appropriate, exceeds 60% of the present value of the cumulative account balances under all such plans for all Employees determined as

of the applicable "valuation date."   For purposes of this ARTICLE XV, (a)

"required aggregation group" means (i) each qualified plan of any Employer in which at least one Key Employee participates, and (ii) any other qualified plan of any Employer which enables a plan described in (i) to meet the requirements of Code section 401(a)(4) or 410, (b) "permissive aggregation group" means the required aggregation group of plans plus any other plan or plans of any

Employer which, when considered as a group with the required aggregation group,

would continue to satisfy the requirements of Code sections 401(a)(4) and 410,

and (c) "valuation date" means the most recent Valuation Date within a 12-month period ending on the determination date. The present value of such account balances shall be computed in accordance with Code section 416(g), and the above percentage ratio shall be determined by a fraction, the numerator of which is the sum of the present value of the account balances of Key Employees under the

Plan.


                                    -42-
and all other plans in the aggregation group, and the denominator of which is the sum of the present value of the account balances under all such plans,

including the Plan, for all Employees.  If an individual has not performed any service for the Employer at any time during the five-year period ending on a determination date, any accrued benefit of such individual shall not be taken into account.



          15.2  The following provisions shall be applicable only in a Plan Year with respect to which the Plan becomes top heavy as defined herein and thereafter to the extent provided herein:


               (a)  Notwithstanding ARTICLE III, the Employer shall make a special contribution on behalf of each non-Key Employee who has satisfied the eligibility requirements of the Plan, whether or not a Participant in the Plan and who is in service at the end of the Plan Year, with respect to such Plan

Year in an amount which equals the lesser of (i) 3% of his Compensation (as defined in Code section 414(s)), or, to the extent required by the Code and regulations) or (ii) the largest percentage of Compensation provided under the

Plan for any Key Employee for such Plan Year without regard to this Section

15.2.  Any such special Employer contribution shall be credited to such

Participant's Company Account.  Notwithstanding the foregoing provisions of this Section 15.2(a), if a Participant in the Plan is also a participant in any defined benefit plan of the Employer, then for each Plan Year with respect to which the Plan is top heavy, such Participant's accrual of a minimum benefit under such defined benefit plan in accordance with Code section 416(c)(1) shall be deemed to satisfy the special Employer contribution requirement of this

Section 15.2(a).  Employer contributions resulting from a salary


                                    -43-
reduction election by an Employee or matching contributions shall not be counted toward meeting the minimum required allocations under this section.


               (b)  Notwithstanding Article VIII, a Participant's interest in his Profit Sharing Account, Company Account and Prior Plan Account, adjusted for his share of income or losses and appreciation or depreciation therein, shall become vested in accordance with the following schedule based on the

Participant's Years of Service, if the application of such schedule would result in the Participant having a greater vested percentage in his Profit Sharing

Account, Company Account and Prior Plan Account than he would otherwise have under the terms of Article VIII of the Plan:



          Years of Service                 Vested Percentage
          ----------------                 -----------------

          less than 2                              0%
          2 but less than 3                       20%
          3 but less than 4                       40%
          4 but less than 5                       60%
          5 but less than 6                       80%
          6 or more                              100%


          The minimum allocation required (to the extent not forfeitable under

Code section 416(b)) may not be forfeited under Code section 411(a)(3)(B) or

411(a)(3)(D).  If the Plan is no longer top-heavy in a later Plan Year, the foregoing vesting schedule shall continue to apply with respect to employees with less than three Years of Service except to the extent their benefits have already vested by application of such schedule.


               (c)  Notwithstanding the provisions of Section 6.1, if during any

Plan Year an Employee participates in both a defined contribution plan and a defined benefit plan maintained by the Company which comprise a "top heavy group," as defined in Code section


                                   -44-

416(g)(2)(B), the denominators of the defined benefit plan fraction and the defined contribution plan fraction, as described in Section 6.1(d), shall be calculated by substituting "1.0" for "1.25" each place it appears in such

Section; provided however, that this Section 15.2(b) shall not apply with respect to a plan in the top heavy group if (i) such plan would satisfy the requirements of Code section 416(h)(2)(A) and (ii) the aggregate accrued benefits and cumulative account balances of Key Employees under all plans in the top heavy group do not exceed 90% of the aggregate accrued benefits and cumulative account balances under all such plans for all Employees.


















                                  -45-

                           APPENDIX A

                     GRANDFATHER PROVISIONS
                     ----------------------


          This Appendix A shall apply to a Participant in the Prior Plan with respect to his Prior Plan Account. Terms in this Appendix A shall have the same meanings as described in the Plan document, unless the context otherwise clearly requires.

          Upon the retirement of a Participant on or after the date on which such Participant attains age 65 or the fifth anniversary of the date on which he commenced participation in the Plan, whichever is later, such Participant shall be entitled to have his Prior Plan Account paid in one of the following manners:

          (1) Such amounts shall be paid or applied in monthly, quarterly, semi-annual or annual installments as nearly equal as practicable, over a fixed reasonable period of time not to exceed the life expectancy of such Participant, of the joint life expectancy of the Participant and his designated Beneficiary; or

          (2)  Such amounts shall be paid in a lump sum; or

          (3) Such amounts shall be used to purchase from an insurance company selected by the Committee, a nontransferable immediate or deferred annuity contract which shall provide for a fixed number of payments over a reasonable period of time not to exceed the life expectancy of such Participant or the joint life expectancy of the Participant and his designated beneficiary and which shall not require the survival of the Participant or his designated beneficiary as a condition of payment.













                                    -46-